UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2018

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Form 8-K/A is filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by Mercury Systems, Inc. (“Mercury”) on February 1, 2018 (the “Initial 8-K”). As previously reported in the Initial 8-K, on February 1, 2018, Mercury completed its acquisition of Ceres Systems ("Ceres"), the holding company that owns Themis Computer (“Themis”, and together with Ceres, collectively the “Acquired Company”). This Amendment No. 1 is being filed to include the historical financial statements of Ceres required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Initial 8-K in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The unaudited consolidated interim financial statements of the Acquired Company as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference. The audited consolidated financial statements of Acquired Company as of and for the year ended December 31, 2016 and accompanying notes are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro forma Financial Information.
The following unaudited pro forma condensed combined financial statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.3 hereto and are incorporated herein by reference:

(i)	unaudited pro forma condensed combined balance sheet as of December 31, 2017;

(ii)	unaudited pro forma condensed combined statement of operations for the six months ended December 31, 2017 and the year ended June 30, 2017; and

(iii)	notes to the unaudited pro forma condensed combined financial statements
(d)    Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 21, 2017, by and among Mercury Systems, Inc., Thunderbird Merger Sub Inc., Ceres Systems and Ronald Buckly and Andrew Swart, as the shareholders’ representatives*

23.1	Consent of SingerLewak LLP, independent auditor for the Acquired Company

99.1	Unaudited consolidated financial statements of the Acquired Company as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 and accompanying notes thereto

99.2	Audited consolidated financial statements of the Acquired Company as of and for the year ended December 31, 2016 and accompanying notes thereto

99.3
Unaudited pro forma condensed combined financial information as of December 31, 2017 and for the six months and year ended December 31, 2017 and June 30, 2017, respectively, and accompanying notes thereto

___________________________
* Previously Filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 2, 2018	MERCURY SYSTEMS, INC.

	By:	/s/ Michael D. Ruppert
Michael D. Ruppert
Executive Vice President, Chief Financial Officer, and Treasurer

Exhibit Index

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 21, 2017, by and among Mercury Systems, Inc., Thunderbird Merger Sub Inc., Ceres Systems and Ronald Buckly and Andrew Swart, as the shareholders’ representatives*

23.1	Consent of SingerLewak LLP, independent auditor for the Acquired Company

99.1	Unaudited consolidated financial statements of the Acquired Company as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 and accompanying notes thereto

99.2	Audited consolidated financial statements of the Acquired Company as of and for the year ended December 31, 2016 and accompanying notes thereto

99.3
Unaudited pro forma condensed combined financial information as of December 31, 2017 and for the six months and year ended December 31, 2017 and June 30, 2017, respectively, and accompanying notes thereto

___________________________
* Previously Filed